UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                    __________________________________

                                 FORM 8-A

                    __________________________________

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                 PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                 Home Federal Bancorp, Inc. of Louisiana
                            (in organization)
______________________________________________________________________________
          (Exact Name of Registrant as Specified in its Charter)


          United States                               To be requested
________________________________________  ____________________________________
(State of Incorporation or Organization)  (I.R.S. Employer Identification No.)


        624 Market Street
      Shreveport, Louisiana                               71101
________________________________________  ____________________________________
(Address of Principal Executive Offices)                (Zip Code)


        If this form relates to the          If this form relates to
        registration of a class of           the registration of a
        securities pursuant to               class of securities
        Section 12(b) of the                 pursuant to Section 12(g)
        Exchange Act and is                  of the Exchange Act and is
        effective pursuant to                effective pursuant to
        General Instruction A.(c),           General Instruction A.(d),
        please check the following           please check the following
        box. [ ]                             box. [X]




Securities Act registration statement file number to which this form relates:
      333-119026
_______________________
    (If applicable)


    Securities to be registered pursuant to Section  12(b) of the Act:

                                  None

     Securities to be registered pursuant to Section 12(g) of the Act:

                 Common Stock, par value $.01 per share
                 ______________________________________
                            (Title of class)

Item 1.  Description of Registrant's Securities to be Registered

          See "Description of Home Federal Bancorp Capital Stock" in the Prospectus included in the Home Federal Bancorp, Inc. of Louisiana Registration Statement on Form SB-2 (File No. 333-119026) which is hereby incorporated by reference.

Item 2.  Exhibits

       2.1  Plan of Reorganization*

       2.2  Plan of Stock Issuance*

       3.1  Federal  Stock Charter of Home  Federal  Bancorp, Inc.
            of Louisiana*

       3.2  Bylaws of Home Federal Bancorp, Inc. of Louisiana*

       4.0  Form of Stock Certificate of Home Federal Bancorp, Inc.
            of Louisiana

       ____________________

       * Previously filed with the Securities and Exchange Commission as exhibits to the Home Federal Bancorp, Inc. of Louisiana Registration Statement on Form SB-2 (File No. 333-119026). Such exhibits are incorporated herein by reference.



















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                                SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                  Home Federal Bancorp, Inc. of Louisiana



Date: January 12, 2005            By:  /s/ Daniel R. Herndon
                                       ------------------------------------
                                       Daniel R. Herndon
                                       Chairman, President and Chief Executive
                                         Officer































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